NUMBER SEVENTEEN.   In the city of San Salvador, at sixteen hundred hours
of the day of January 14, 2003, before me Jose Antonio Alfaro Castro, Notary, of this place, appears Mr. Edward Leon Machulak, seventy six years of age, Business Executive, of North American nationality, with domicile in the city of Milwaukee, State of Wisconsin, United States of America, whom I know and identify with ordinary passport number, acting on one hand in his capacity as Legal Representative of the Company "MINERAL SAN SEBASTIAN, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, in his capacity as President of the Board of Directors and on the other hand is present at this same meeting in his capacity of Legal Representative of the North American Company "COMMERCE GROUP CORP." organized in conformance with the laws of the State of Delaware, United States of America in his capacity as President and at the same time Legal Representative and SAYS TO ME: that both Companies have agreed to hold for/of common interest and convenience a LEASE CONTRACT which will govern in the future by the following clauses and conditions that are mentioned below: I) DECLARATION OF DOMINION. The company MINERAL SAN SEBASTIAN, SOCIEDAD ANONIMA DE CAPITAL VARIABLE that henceforth will be called MISANSE is owner of the rustic assets called Hacienda San Sebastian and San Sebastian El Coyolar, inscribed under number One hundred Fifteen to One hundred twenty one of Book Ninety five of the Property Registry of La Union that are described as: Hacienda Mineral San Sebastian, El Mango, El Faro, El Manto, El Zalazar, El Zunzapote, Consuelo and La Granadilla, property which is situated in the jurisdiction of Santa Rosa de Lima, Department of La Union and borders in its entirety: to the East with the Hacienda de Arias, to the North with lands of Saturnino Flores and the Salvadores; to the West with the Hacienda Trompina, and to the South with the Camarones River and lands of Candelaria Albornoz, being this property by natu re rustic; five rights to lands that belong to the company in undivided land rights on the Hacienda San Sebastian Coyolar by nature rustic and at the point El Aguacate going toward the ravine of the Ujustes in the jurisdiction of Santa Rosa de Lima, Department of La Union, bordering said Hacienda, in the East with the Hacienda Santa Rosa, to the South with the Hacienda Candelaria Albornoz; to the West with the Hacienda San Jose Velis and to the North with the Hacienda El Coyolar; four undivided rights to the Hacienda San Sebastian being the surface capacity of three rights of thirty manzanas or that is about two thousand one hundred areas, and the borders of the entire Hacienda San Sebastian are: to the North with Hacienda El Coyolar, to the South with the Hacienda Candelaria Albornoz; to the West with lands of Pablo Melgares and to the East with lands of Santa Rosa; seven tenths of a land of about eighty manzanas of capacity, of a rustic nature, located in the place called San Sebas tian, under the title of Hacienda El Coyolar, in the points called Paso del Ujuste de Nogues, Lomas de Capalillo and Pena de Zopilote of the jurisdiction of Santa Rosa, Department of La Union, bordering: in the East with lands of Victor Escobar, Antonio Marcia and Francisco Ferman, in the West with lands of the succession of the deceased Matias Conde and Butter Salvador Mines Inc. Ltd., to the North with lands of Reyes Ortiz and Ireneo Andrade and to the South with lands of the cited Company. Two lands by nature rustic included under the title of the Hacienda El Coyolar located in the jurisdiction of Santa Rosa de Lima, Department of La Union and in the place called San Sebastian, the one of about forty manzanas that is twenty eight hectares bordering; in the East with lands of Anita Lazo, to the North with lands of Salome Melgares, river in between, to the West with lands recognized by Victor Fuentes; and to the South with lands of Ambrosio Flores and Evelina Herrera, before Santia go Melgares, on which land as was said is rustic, the other land has a capacity of about eleven hectares and twenty areas and are two tenths part of a land that in its entirety borders; on the East with lands of Messrs. Victor Escobar, Antonio Marcia and Francisco Ferman; in the North with lands of Reyes Ortiz and those that were of Ireneo Andrade; in the West with lands that belonged to the successors of Matias Conde; and in the South with lands of Butter Salvador Mines Limited, all in the Hacienda El Coyolar. Within the perimeter of the lands of the related properties there exists eight mine portals called: the first Seiscientos Miguel, the second Cuatrocientos Miguel, the third Trescientos Taladron, the fourth Santa Elena, divided in numbers one and two, the fifth Cien Limon, the sixth El Aceituno, the seventh El Cino and the eighth Trescientos Miguel and others that are abandoned and whose name has not been able to be identified. On said properties are found the mines "San S ebastian", "Seiscientos Miguel", "Cuatrocientos Miguel", "Trescientos Miguel", and "Trescientos Taladron", "Santa Elena Numero Uno", "Santa Elena Numero Dos", and "Cien Limon", "El Aceituno:, "San Sebastian", "El Mango", "El Faro", "El Manto", "El Salazar", "El Sunzapote", "Consuelo", "La Granadilla", "Aurora" and others that do not have a name or denomination. Over said mines MISANSE has mining rights or ownership, some of which are stated in the certifications of the acts of granting the concession, and delivery and possession of mines, surveyed in the District (Canton) of San Sebastian, jurisdiction of Santa Rosa de Lima, Department of a Union, inscribed in the Book of Advice of the Department of Economic Promotion of the Ministry of Economy, the first at twelve hours of the twenty fourth of November of One thousand nine hundred sixty one to the Folios nineteen, twenty and twenty one, and the second at twelve hours on January 12, 1962 (one thousand nine hundred sixty two), to the Folio twenty three to twenty four. II) DELIVERY UNTO LEASING OF THE OBJECT OF THE CONTRACT. The Company MISANSE, the lessor, delivers and gives in character of leasing through this document to the Company COMMERCE GROUP CORP, that will be called the "lease holder" and the latter thus receives all the mining items and rights that correspond to it over the mines mentioned before, as well as over all of the others over which claims would have been made or of having had any other right of exploitation or exploration within the area of the lands described before and those that are adjacent or contiguous, as it is the purpose of both companies that within the lease all the mines remain included that exist within the area of the same lands described before or adjacent ones. III) RIGHTS OVER DDISCOVERY OF NEW VEINS IN FUTURE EXPLORATIONS. It is agreed by both parties that if in the course of the explorations on the included lands and that are property of the lessor, new veins are disco vered the lessor will follow the corresponding paper work in accordance with the requirements of the law in this material and in the mining works and labors, the lease holder will employ preferentially the members of the lessor that know this kind of mining labor and the expenses will be on the account of the lease holder. IV) USES AND RIGHTS THAT THE LEASE COVERS. The lease covers the right of use of all the lands necessary for the construction and use of buildings, for offices, mills and operations, rivers and wells that were or that are opened in the future, as well as also the transport, loading and unloading of the ore, use of roads or construction of new roads necessary for the mining work and any other type of similar need for the works of exploration or exploitation of the metallic or non-metallic mineral deposits. It is agreed that the lessor will give facilities to the lease holder so that there are no obstacles in the mining works and especially that there not exist the intermission of third parties that create obstacles to said mining labors. V) OBLIGATIONS OF THE LESSOR. MISANSE may not during the validity of the term of the LEASING, LEASE OR SUB-LEASE the lands included and that have been referred to previously, to give them in loan or use or constitute duties on them. VI) TERM OF THE LEASE. The term of this contract is for thirty years starting counting from the day that the Directorate of Hydrocarbons and Mines of the Ministry of Economy grants the authorization for exploitation that is now found in processing and will be extendable for one or more equal periods, always and when, the obligations are fulfilled that emanate from this contract and are contained in the stipulated clauses, and in the case of not continuing the lease will communicate in writing with sixty days of anticipation of termination of the initial term, or for its extensions, its desire to have it terminated. VII) PRICE AND FORM OF PAYMENT. The lease holder will pay to the lessor as the price of the lease a sum of money equivalent to FIVE PERCENT of the net sales that are obtained from the exploitation of the mines based on the market price, annual; that in no case will the payment be less than THREE THOUSAND COLONES per month; the lessor will have the right to the lease holder informing him each semester about the production and other data relative to values, price and marketing of the production. VIII) RIGHTS AND OBLIGATIONS OF THE LEASE HOLDER. The lease holder will carry out the work of exploration and exploitation under its own account and risk and in accordance with its economic possibilities and will use the technical methods required for such an end; have legal security during the term of the lease that there will not be actions that make difficult the process of production, as well as any kind of interruption on the part of third parties or by the lessor himself. The lease holder at his own discretion may cede or pass to third persons t he rights derived from this contract without it being necessary to get the permission of the lessor after fulfilling the requirements that the law establishes. IX) CAUSES FOR TERMINATION OF THE CONTRACT. The present contract will be cancelled for the following reasons: a) when the lease holder stops paying the agreed price in the way in which it was stipulated, b) through cancellation of the concession before the term granted, c) for non-compliance with the obligations contained in the present contract, d) if the Government of El Salvador declares the concession worn out and finished or cancels it before the stipulated term, e) because the lease holder suspends the exploitation of the mines for the term that the Mining Law establishes, except for force majeur or a fortuitous case duly proven in the judgment of the competent authorities. X) It is understood that at the end of the original concession or of its extensions as the case may be, the mines, improvements, and everything existing in them will return to the domain of the lessor without his having to indemnify the lease holder. To carry out its work the lease holder under its own responsibility and cost will import the materials, apparatus, equipment, tools, vehicles, spare parts, office equipment, chemical products and other kinds of substances needed for the processing of the minerals and production, in addition it will enjoy those benefits that the laws grant for this class of activity in conformance with the Agreements that the corresponding and competent organizations issue. XI) The Government will supervise the process of exploitation or exploration of the minerals through the Directorate of Hydrocarbons and Mines of the Ministry of Economy, the Ministry of the Environment and Natural Resources with the end that the regulatory dispositions in the material be fulfilled, as well as also the other organizations of the State concerning the marketing, export and other processes necessary for the pr oduction of the extracted minerals. For the performance of its functions, the competent officials will have free access to the installations of the mine to prove truthful compliance with the regulatory dispositions, as well as also to obtain the information necessary for that end. XII) Any disagreement that results from the interpretation of the present contract and that could not be resolved through direct dealing by the contracting parties; will have a maximum term of thirty days starting on the day on which the problem came up, otherwise this will be by means of arbitrators that will be named one each by the parties, within ten days following the date that one of them notifies the other in writing of his intention to resolve the case through arbitrators; if the required party does not do it, in its absence said naming of an arbitrator will be made by the First Mercantile Court of San Salvador within the term of ten days of receiving the injunction, and the decision of the arbit rators will not be subject to appeal. The lessor will leave without effect any other contract that it may have agreed to previously. For the legal effects of this contract the contracting parties indicate as special domicile that of this city and to the jurisdiction of whose tribunals they expressly submit. Thus the declarer expressed in his capacity as Legal Representative of both Companies and I, the signed notary, Swear: a) Being legitimate and sufficient the character with which he acts for the Company MISANSE for having had in view: a) Attestation of the publicly registered Constitution of MINERAL SAN SEBASTIAN, SOCIEDAD ANONIMA granted at twenty hours of the day May 8th, 1960 before the services of the Notary Miguel Angel Aparicio and inscribed to Number One of the Commercial Registry that was carried out during this year in the First Instance Court of Santa Rosa de Lima; b) Attestation of publicly registered Modification granted at nineteen hours and thirty minutes of the d ay January 25th, 1965 before the services of Notary Jose de la Paz Villatoro, inscribed to Number twenty five of Book Sixty One of the Companies Registry of the Registry of Commerce where the social capital was increased, and whose denomination is that indicated, that the President of the Board of Directors is the Legal Representative who can sign contracts such as the present one with the authorization of the Board of Directors. c) Attestation of publicly registered Modification granted in this city at seventeen hundred hours of the day November 11, 1986 before the official services of Notary Roberto Romero Pineda, inscribed to Number One of the Book Five Hundred Forty Four of the Registry of Companies of the Commercial Registry; d) Attestation of publicly registered Modification granted in this city at twelve hours and thirty minutes of the day February 8, 1990 before the official services of the Notary Roberto Romero Pineda, where it was transformed from fixed capital to variable capital, inscribed to Number Thirty Three of the Book Seven Hundred Eighty Six of the Companies Registry of the Registry of Commerce; e) Attestation of publicly registered Modification for increase of social capital, granted in this city at seventeen hundred hours of the day March 31st, 1994, before the official services of the Notary Sandra Margarita Bennet Herrarte, inscribed to Number Thirty Seven of the Book One Thousand Fifty Two of the Companies Registry of the Registry of Commerce;
B) Certification of the Minutes (Acta) number Five General Ordinary Meeting of Shareholders held the day of January 12, 2003 from which it is shown that Mr. Edward Leon Machulak was elected President of the Board of Directors for the period of one year. C) Certification of the sole point of the Minutes of the Session of the Board of Directors in which it is authorized to the one appearing to sign in the name of the Company, the present contract, both issued by the Secretary of the Board of Directors, Engr. Luis Limay Pita, still not inscribed in the respective register.
II) Being legitimate and sufficient the character with which he acts as Legal Representative of the Corporation, COMMERCE GROUP CORP. having had in view: a) the attestation of the public registry of the Constitution of COMMERCE GROUP CORP. incorporated in conformance to the laws of the state of Delaware, the day of September 14, 1962 and the articles that govern it. In said registered document it states that the President is the Legal Representative and has the capacity to grant acts such as the present one. Certification of election of the President where Mr. Edward Leon Machulak was elected for a period of three years, said nomination being in force. Said documents are written in Spanish. I explained the legal effects of this instrument and read as I could, entirely in a single act ratify its contents and we sign. I SWEAR. Between lines -I-always-wanted-The Lessor leaves without effect any other contracts that have been agreed to previously. - General Ordinary Shareholders' Meeting. Valid-Amended-the assets-operation-construction-net sales-that-earnings-transformed-appearing before-this-construction-Valid.
Between lines-that in no case will the payment be less than THREE THOUSAND COLONES per month-Valid.

/s/ Edward L. Machulak        /s/ Jose Antonio Alfaro Castro